Exhibit 10.3

SEVENTH LOAN MODIFICATION AGREEMENT

This Seventh Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of June 14, 2016, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and AEGERION PHARMACEUTICALS, INC., a Delaware corporation with its chief executive office located at One Main Street, 8th Floor, Cambridge, Massachusetts  02142 (“Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 28, 2012, evidenced by, among other documents, a certain Loan and Security Agreement dated as of March 28, 2012, between Borrower and Bank, as amended by that certain First Loan Modification Agreement dated as of July 10, 2012, between Borrower and Bank, as amended by that certain Second Loan Modification Agreement dated as of December 6, 2012, between Borrower and Bank, as amended by that certain Consent and Third Loan Modification Agreement dated as of December 12, 2013, between Borrower and Bank, as amended by that certain Fourth Loan Modification Agreement dated March 26, 2014, between Borrower and Bank, as amended by that certain Fifth Loan Modification Agreement dated as of January 9, 2015, between Borrower and Bank, and as further amended by that certain Sixth Loan Modification Agreement dated as of August 7, 2015, between Borrower and Bank (as amended, the “Loan Agreement”).  Hereinafter, the Loan Agreement, together with all other documents evidencing or securing the Obligations prior to effectiveness of this Loan Modification Agreement shall be referred to as the “Existing Loan Documents”.  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.             DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by (a) the Collateral as described in the Loan Agreement (as amended hereby) and (b) the Intellectual Property Collateral as defined in that certain Intellectual Property Security Agreement by and between Borrower and Bank dated as of the date hereof (as amended or supplemented, the “IP Agreement”).

3.             DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modifications to Loan Agreement.

1                                         The Loan Agreement shall be amended by deleting the following appearing as Section 4.2 thereof:

“4.2        Priority of Security Interest. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that expressly have superior priority to Bank’s Lien under this Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.”

and inserting in lieu thereof the following:

“4.2        Priority of Security Interest. Borrower represents, warrants, and covenants that the security interest granted herein (i) is and shall at all times continue to be a legal and valid security interest, and (ii) subject to the filings described in Section 4.3(a), a first priority perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Code or obtaining a Control Agreement in favor of Bank.  The Collateral may also be subject to Permitted Liens.  If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.”

2                                         The Loan Agreement shall be amended be deleting the following appearing as Section 4.3 thereof:

“4.3        Authorization to File Financing Statements.  Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.”

and inserting in lieu thereof the following:

“4.3        Authorization to File Financing Statements; Other Documents.  (a) Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.  (b) Borrower hereby further authorizes Bank to file or record with the United States Patent and Trademark Office (and any successor office) such documents as may be necessary or advisable to perfect or protect Bank’s interest or rights hereunder.”

3                                         The Loan Agreement shall be amended by (i) deleting “and” in Section 6.2(k), (ii) deleting “.” in Section 6.2(l) and replacing it with “; and”, and (iii) inserting the following new subsection to appear as (m) thereof:

“(m)        prompt written notice of (i) any material change in the composition of the Myalept Intellectual Property, and (ii) Borrower’s knowledge of an event that could reasonably be expected to materially and adversely affect the value of the Myalept Intellectual Property.”

4                                         The Loan Agreement shall be amended be deleting the following appearing as Section 7.5 thereof:

“7.5        Encumbrance.  Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens or Permitted Factoring, permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.”

and inserting in lieu thereof the following:

“7.5        Encumbrance.  Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens or Permitted Factoring, permit any Collateral not to be subject to the security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.”

5                                         The Loan Agreement shall be amended by by (i) deleting “or” at the end of Section 8.9, (ii) changing “.” to “; or” at the end of Section 8.10, and (iii) inserting the following new section to appear as Section 8.11 (QLT Loan Agreement) thereof:

“8.11      QLT Loan Agreement.  The occurrence of an Event of Default (as defined in the QLT Loan Agreement) under the QLT Loan Agreement.”

6                                         The term “Permitted Indebtedness” in Section 13.1 of the Loan Agreement shall be amended by (i) deleting “and” at the end of clause (f), (ii) changing “.” to “;” at the end of clause (g), (iii) changing “;” to “; and” at the end of clause (h), and (iv) inserting the following new provision to appear as clause (i) thereof:

“(i)          Borrower’s Indebtedness to QLT Inc. up to a maximum principal amount incurred not to exceed Fifteen Million Dollars ($15,000,000.00) plus interest that is capitalized and added to the outstanding principal amount, plus interest thereon, provided, however, that such permitted amount shall reduce on a dollar-for-dollar basis as the principal portion of such Indebtedness is repaid or otherwise satisfied; provided further, however, that such Indebtedness is only permitted to the extent such Indebtedness constitutes Subordinated Debt.”

7                                         The term “Permitted Liens” in Section 13.1 of the Loan Agreement shall be amended by (i) amending and restating clause (h) in its entirety as follows:

“(h)       (i) non-exclusive license of Intellectual Property granted to third parties in the ordinary course of business, and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States and (ii) any licenses or sublicenses existing as of the date hereof granted to third parties or Affiliates which constitute a portion of the Myalept Intellectual Property;”

(ii) changing “.” to “;” at the end of clause (i), (iii) changing “;” to “; and” at the end of clause (j), and (iv) inserting the following new provision to appear as clause (k) thereof:

“(k)       Liens in favor of QLT Inc. securing the Indebtedness described in subsection (i) of the definition of Permitted Indebtedness, provided, however, that such Liens are only permitted to the extent that such Liens are (x) only on property in which Bank has been granted a legal and valid security interest hereunder, and (y) subject to the Subordination Agreement.”

8                                         The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

““Loan Documents” are, collectively, this Agreement, the Perfection Certificate, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with any of the foregoing, all as amended, restated, or otherwise modified.”

and inserting in lieu thereof the following:

““Loan Documents” are, collectively, this Agreement, the Perfection Certificate, the IP Agreement, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with any of the foregoing, all as amended, restated, or otherwise modified.”

9                                         The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 13.1 thereof:

““2016 Amendment Date” means June 14, 2016.

““Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.”

““IP Agreement” means, collectively, (a) that certain Trademark Security Agreement executed and delivered by Borrower to Bank dated as of the 2016 Amendment Date, as amended, modified, supplemented, and/or restated from time to time and (b) that certain Patent Security Agreement executed and delivered by Borrower to Bank dated as of the 2016 Amendment Date, as amended, modified, supplemented, and/or restated from time to time.”

““Myalept Intellectual Property” means (a) all Intellectual Property owned or in-licensed by the Borrower material to the conduct of the Borrower’s and its Subsidiaries’ business relating to metreleptin products, including, without limitation, the Myalept® product line, including without limitation the Intellectual Property listed on Exhibit E hereto and (b) any proceeds thereof.”

““QLT Loan Agreement” is that certain Loan and Security Agreement by and between QLT Inc. and Borrower dated as of June 14, 2016.”

10                                  The Collateral description appearing on Exhibit A to the Loan Agreement is hereby replaced with the Collateral description attached as Schedule 1 hereto.  Borrower hereby grants to Bank, to secure the payment and performance in full of all the Obligations and the performance of each of Borrower’s duties under the Loan Documents, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds thereof.

11                                  The list of Intellectual Property attached hereto as Schedule 2 shall be added to the Loan Agreement as new Exhibit E thereto.

4.             FEES.  Borrower shall reimburse Bank for all reasonable legal fees and expenses incurred in connection with this Loan Modification Agreement.

5.             CONSENT.  Pursuant to Section 7.2(c)(ii) of the Loan Agreement, Bank hereby consents to Borrower executing that certain Agreement and Plan of Merger dated as of the date hereof by and among QLT Inc., Borrower and Isotope Acquisition Corp.

6.             CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the terms and provisions of this Loan Modification Agreement.

7.             RESERVATION OF RIGHTS; NO WAIVER OF DEFAULTS.  Nothing contained herein is intended to be, and shall not be construed as, a waiver, cure, or release of any default or Event of Default, including without limitation, the Stated Events of Default (as defined in the Forbearance Amendment, as defined below).  Bank hereby expressly reserves all of its rights and remedies under the Loan Documents and applicable law, including without limitation, in connection with the Stated Events of Default.

8.             RATIFICATION OF LOAN DOCUMENTS.  Except as expressly modified by this Loan Modification Agreement, Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.             NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10.          CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

11.          JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.  NOTWITHSTANDING THE FOREGOING,  BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

12.          COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

13.          CONDITIONS PRECEDENT.  As a condition precedent to the effectiveness of this Loan Modification Agreement, Bank shall have received (or shall have affirmatively waived delivery thereof) the following prior to or concurrently herewith, each in form and substance satisfactory to Bank:

A.                                    duly executed signature of Borrower to this Loan Modification Agreement;

B.                                    duly executed signature of Borrower to the IP Agreement;

C.                                    Bank shall have filed a UCC-3 amendment in a form and substance acceptable to Bank in all respects, and shall have received confirmation that Bank maintains a first priority security interest in all Collateral, other than the lien in favor of QLT, Inc. on the Myalept Intellectual Property;

D.                                    a copy of a subordination agreement in a form and substance acceptable to Bank in all respects executed by QLT, Inc.;

E.                                     duly executed signature of Borrower to that certain Fifth Amendment to Forbearance Agreement of even date herewith between Borrower and Bank in a form and substance acceptable to Bank in all respects (the “Forbearance Amendment”); and

F.                                      Borrower’s payment of all Bank Expenses.

[Signature Page to Follow.]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

AEGERION PHARMACEUTICALS, INC.		SILICON VALLEY BANK

By:	/s/ Gregory D. Perry	By:	/s/ Clark Hayes

Name: Gregory D. Perry		Name: Clark Hayes

Title: Chief Financial Officer		Title: Director

[Signature page to Seventh Loan Modification Agreement]

Schedule 1

EXHIBIT A — COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, the Myalept Intellectual Property, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (i) any Intellectual Property other than the Myalept Intellectual Property or (ii) any voting equity interests of any direct or indirect Foreign Subsidiaries of Borrower in excess of sixty-five percent (65.0%) of the total voting equity interests of such Foreign Subsidiaries; provided, further, that if a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property.

Pursuant to Section 7.5 of the Loan Agreement, Borrower has agreed not to encumber any of its Intellectual Property (other than in respect of Permitted Liens) without Bank’s prior written consent.

Schedule 2

EXHIBIT E

MYALEPT INTELLECTUAL PROPERTY

Trademarks

Trademark	Status	Country	Application No. / Registration No.
MYALEPT	Registered	United States	85/484,675
			4,589,120

MYALEPT LOGO	Registered	United States	86/043,958
			4,607,022

MYALEPT	Pending	Argentina	3.434.857

MYALEPT	Registered	Australia	1489472

MYALEPT LOGO	Registered	Australia	1607431

MYALEPT	Pending	Brazil	840579845

MYALEPT	Registered	Canada	1576839
			TMA930,412

MYALEPT LOGO	Accepted - Declaration of Use Required	Canada	1664588

MYALEPT	Registered	Chile	1.168.266
			1.190.345

MYALEPT	Allowed	China	13364976

MYALEPT LOGO	Registered	China	14052029

MYALEPT	Pending	Colombia	15202423

MYALEPT	Pending	Ecuador	2015-36280

MYALEPT	Registered	Europe	10858454

MYALEPT LOGO	Registered	Europe	12623682

MYALEPT	Pending	India	2543005

Trademark	Status	Country	Application No. / Registration No.
	(objected)

MYALEPT LOGO	Pending	India	2684451

MYALEPT	Registered	Japan	2012-042755
			5507673

MYALEPT LOGO	Registered	Japan	2014-013119
			5729874

MYALEPT	Pending	Mexico	1,649,550
			1595782

MYALEPT	Pending	Peru	630758

MYALEPT	Abandoned	Turkey	2012/44923

MYALEPT LOGO	Abandoned	Turkey	2014/14790

MYALEPT	Registered	Taiwan	101024566
			1543918

MYALEPT LOGO	Registered	Taiwan	103009459
			1675336

MYALEPT	Pending	Venezuela	12704-15

MYALEPT	Pending	Vietnam	4-2015-22492

LEPTREEV	Abandoned	United States	85/484,680

MYMLEP	Abandoned	United States	85/484,672

MYMLEP	Registered	Australia	1490035

MYMLEP	Accepted - Declaration of Use Required	Canada	1577140

MYMLEP	Registered	Europe	10874031

MYMLEP	Registered	Japan	2012-042756
			5507674

MYMLEP	Registered	Korea	40-2012-29799
			40-978892

MYMLEP	Registered	Turkey	2012/44934

MYMLEP	Registered	Taiwan	101025081
			1549982

PAZLEP	Abandoned	United States	85/484,679

PAZLEP	Registered	Europe	10874014

BY MY SIDE	Abandoned	Australia	1376822

BY MY SIDE	Abandoned	China	8899984

Trademark	Status	Country	Application No. / Registration No.
BY MY SIDE LOGO	Abandoned	China	8899984

BY MY SIDE	Abandoned	Europe	4202479

BY MY SIDE	Abandoned	Norway	200413023
			237427

BY MY SIDE	Abandoned	Switzerland	50439/2005
			533384

BY MY SIDE	Pending	United States	86/786,387

BY MY SIDE LOGO	Pending	United States	86/786,368

BY MY SIDE	Unfiled	Canada	TBD

BY MY SIDE LOGO	Unfiled	Canada	TBD

MYALEPTA	Pending	Europe	15338346

LEPTOMET	Pending	Europe	15520547

Patents

Case Type	App Number	Pat Number	Application Status	Country Name
PCT	112013007385.3		Pending	Brazil
PCT	2813038		Pending	Canada
PCT	201180056939.4		Pending	China (People’s Republic)
PCT	201390474		Pending	Eurasian Patent Organization
PCT	11833075.2		Published	European Patent Convention
REP	14101095.6		Pending	Hong Kong
PCT	3351/DELNP/2013		Pending	India
PCT	2013-531786		Pending	Japan
PCT	MX/A/2013/003472		Pending	Mexico
CON	14/703523		Published	United States
PCT	112013007388.8		Pending	Brazil
PCT	2813087		Pending	Canada
PCT	201180057153.4		Pending	China (People’s Republic)
PCT	201390497		Pending	Eurasian Patent Organization
PCT	11833080.2		Pending	European Patent Convention
REP	14101094.7		Published	Hong Kong
PCT	3199/DELNP/2013		Pending	India
PCT	2013-531789		Pending	Japan
PCT	MX/A/2013/003482		Pending	Mexico
CON	14/800537		Pending	United States

Case Type	App Number	Pat Number	Application Status	Country Name
PCT	14/129,793		Abandoned	United States
PCT	201280043718.8		Pending	China (People’s Republic)
PCT	12811361.0		Pending	European Patent Convention
REP	14109560.5		Published	Hong Kong
PCT	2014-520216		Pending	Japan
CON	14/837705		Pending	United States
PRO	62/154906		Unpublished	United States

Licenses

1.              License Agreement between Amylin Pharmaceuticals, Inc. and Amgen Inc., dated February 7, 2006 (as amended, supplemented, or otherwise modified from time to time).

2.              Material Cooperative Research and Development Agreement between the National Institutes of Diabetes and Digestive and Kidney Disease, an Institute of the National Institutes of Health, and Amgen Inc., ratified June 20, 2000, as amended by Amendment No. 1, signed October 31, 2001, and Amendment No. 2, dated March 27, 2003 (as amended, supplemented, or otherwise modified from time to time).

3.              Clinical Research Grant Agreement between the University of Texas Southwestern Medical Center at Dallas and Amgen Inc., dated July 24, 2000, as amended by Amendment No. 1, dated January 31, 2002 (as amended, supplemented, or otherwise modified from time to time).

4.              License Agreement between Shionogi & Co., Ltd and Amylin Pharmaceuticals, Inc., dated July 8, 2009 (as amended, supplemented, or otherwise modified from time to time).

5.              Letter Agreement between Amylin Pharmaceuticals, LLC and the University of Texas Southwestern Medical Center, dated December 23, 2014 (as amended, supplemented, or otherwise modified from time to time).